UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 26, 2003
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number

1344 Crossman Avenue
Sunnyvale, California 94089
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     Hyperion Solutions Corporation (“Hyperion”) announced on September 26, 2003 that it expects to continue its partnership with Lawson Software, Inc. (“Lawson”), following Lawson’s announcement that it is acquiring Closedloop Solutions, which sells a product offering some capabilities that compete with Hyperion Planning. License revenues derived from Lawson’s sales of Hyperion Planning were not material to Hyperion in fiscal 2003. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated September 26, 2003 relating to Lawson Software, Inc.’s acquisition of Closedloop Solutions.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 26, 2003	HYPERION SOLUTIONS CORPORATION

	By:	/s/ David W. Odell Name: David W. Odell Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 26, 2003 relating to Lawson Software, Inc.’s acquisition of Closedloop Solutions.